Scudder
Global
Discovery Fund

Semiannual Report
April 30, 1997

Pure No-Load(TM) Funds


For investors seeking above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER
[LOGO]

                                Table of Contents
2   In Brief

3   Letter from the Fund's Chairman

4   Performance Update

5   Portfolio Summary

6   Portfolio Management Discussion

8   Investment Portfolio

14   Financial Statements

17   Financial Highlights

18   Notes to Financial Statements

22   Report of Independent Accountants

24   Officers and Directors

25   Investment Products and Services

26   Scudder Solutions

                                    In Brief

o U.S.small cap stocks significantly underperformed U.S. large cap stocks and small cap stocks around the globe for the six months ended April 30, 1997.

o Scudder Global Discovery Fund avoided much of the U.S. small cap weakness by investing nearly two-thirds of assets outside the United States. The Fund returned -3.03% for the six-month period.

o Morningstar assigned the Fund a 4-star rating for its risk-adjusted performance among 961 international equity funds as of April 30, 1997.*


* Morningstar's proprietary ratings reflect historical risk-adjusted performance as of April 30, 1997. Ratings are subject to change monthly and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. In an investment category, the top 10% of funds receive 5 stars and the next 20% receive 4 stars. In the international category, the Fund received a 3 star rating for the one-year period, and a 4 star rating for the three- and five-year periods among 961, 492, and 223 funds, respectively. The Fund was not rated for the ten-year period because it commenced operations on September 10, 1991. Past performance is no guarantee of future results.

                         2-SCUDDER GLOBAL DISCOVERY FUND

                         Letter From the Fund's Chairman


Dear Shareholders,

     We are pleased to present the semiannual report for Scudder Global Discovery Fund for the six-month period ended April 30, 1997.

     Your Fund encountered an increasingly difficult environment during the six months as U.S. small cap stocks underperformed the broader U.S. and global stock markets. However, the Fund's significant investments in non-U.S. small cap stocks helped it to avoid declines of 30%-40% or more that were common for many U.S. small cap stocks. In this divergent and volatile environment, the Fund's diversification and flexibility to invest in many different markets proved valuable. Your portfolio management team discusses the Fund's activities in more detail beginning on page 6.

     For those of you who are interested in new products and services, we recently introduced the Scudder Pathway Series. Pathway simplifies investing through the "fund of funds" approach offering four distinct portfolios:
Conservative, Balanced, Growth, and International. Each portfolio invests in a select mix of Scudder Funds, providing flexibility, diversification, and simplicity for regular and retirement plan investors. For more complete information on Scudder products and services, please turn to page 25.

     Thank you for your continued investment in Scudder Global Discovery Fund. If you have questions about your account, please call our Investor Relations representatives at 1-800-225-2470; they will be happy to assist you. You can also obtain information by visiting our Internet web site at http://funds.scudder.com.


     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Global Discovery Fund

                         3-SCUDDER GLOBAL DISCOVERY FUND

PERFORMANCE UPDATE as of April 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
4/30/97         $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER GLOBAL DISCOVERY FUND
--------------------------------------------
1 Year          $ 10,045      .45%      .45%
5 Year          $ 17,394    73.94%    11.71%
Life of Fund*   $ 17,874    78.74%    10.85%
--------------------------------------------
SALOMON BROTHERS WORLD EQUITY EMI
--------------------------------------------
1 Year          $  9,871    -1.29%    -1.29%
5 Year          $ 16,752    67.52%    10.86%
Life of Fund*   $ 16,521    65.21%     9.40%
--------------------------------------------
MSCI WORLD INDEX
--------------------------------------------
1 Year          $ 11,034    10.34%    10.34%
5 Year          $ 18,591    85.91%    13.20%
Life of Fund*   $ 18,025    80.25%    11.12%
--------------------------------------------
* The Fund commenced operations on September 10, 1991.
  Index comparisons begin September 30, 1991.

----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER PACIFIC OPPORTUNITIES FUND
Year            Amount
----------------------
9/91*          $10,000
'92            $10,107
'93            $11,558
'94            $13,496
'95            $13,090
'96            $17,502
'97            $17,581

MSCI WORLD INDEX
Year            Amount
----------------------
9/91*          $10,000
'92            $ 9,696
'93            $11,214
'94            $12,543
'95            $13,763
'96            $16,336
'97            $18,025

SALOMON BROTHERS WORLD EQUITY EMI
Year            Amount
----------------------
9/91*          $10,000
'92            $ 9,862
'93            $11,556
'94            $13,233
'95            $13,692
'96            $16,737
'97            $16,521

YEARLY PERIODS ENDED APRIL 30

The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED APRIL 30

                       1992*    1993      1994     1995      1996       1997
                     ---------------------------------------------------------
NET ASSET VALUE...   $ 12.31  $ 13.86   $ 15.87   $ 15.31   $ 19.74   $ 18.88
INCOME DIVIDENDS..   $   .02  $   .07   $   .18   $    --   $   .20   $   .13
CAPITAL GAINS
DISTRIBUTIONS.....   $    --    $ .12   $   .15   $   .08   $   .44   $   .86
FUND TOTAL
RETURN (%)........      2.76    14.35     16.77     -3.01     33.71       .45
INDEX TOTAL
RETURN (%)........     -3.04    15.66     11.86      9.74     18.71     -1.29

On March 6, 1996, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Global Small Company Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the five year and life of Fund periods would have been lower.

** The MSCI World Index was used as a comparative index for yearly periods before April 30, 1997.

                       4 - SCUDDER GLOBAL DISCOVERY FUND

PORTFOLIO SUMMARY as of April 30, 1997
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 8% Cash Equivalents)
---------------------------------------------------------------------------
Europe                             44%
U.S. & Canada                      40%
Japan                               9%
Latin America                       3%
Pacific Basin                       3%
Other                               1%
--------------------------------------
                                  100%
--------------------------------------
Non-U.S. small company stocks
provided some of the best returns
during the period.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
(Excludes 8% Cash Equivalents)
--------------------------------------------------------------------------
Financial                          20%
Health                             14%
Technology                         12%
Service Industries                 10%
Consumer Staples                    9%
Energy                              7%
Manufacturing                       6%
Durables                            6%
Consumer Discretionary              5%
Other                              11%
--------------------------------------
                                  100%
--------------------------------------
The portfolio remained broadly
diversified across several industry
sectors.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(23% of Portfolio)
--------------------------------------------------------------------------
1.   BANK OF IRELAND PLC
     Bank in Ireland
2.   MARSCHOLLEK LAUTENSCHLAEGER UND
     PARTNER AG (PFD.)
     Leading independent life insurance company in Germany
3.   JERONIMO MARTINS SA
     Food producer and retailer in Portugal
4.   SERCO GROUP PLC
     Facilities management company in the United
     Kingdom
5.   FRESENIUS AG
     Manufacturer and distributor of
     pharmaceutical and medical systems products in Germany
6.   CENTRAL EUROPEAN MEDIA
     ENTERPRISES LTD.
     Owner and operator of national and regional private commercial television stations in
     Central Europe and Germany
7.   BILLING INFORMATION CONCEPTS
     Billing and information management services in the United States
8.   SHOHKOH FUND & CO., LTD.
     Finance company for small- and
     medium-sized firms in Japan
9.   AUTOLIV AB
     Manufacturer of automobile safety bags in Sweden
10.  IHC CALAND NV
     Dredging and offshore services in the
     Netherlands

Management considers both the
overall environmental and
individual company fundamentals
in selecting stocks for the
portfolio.

For more complete details about the Fund's investment portfolio, see page 8. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                       5 - SCUDDER GLOBAL DISCOVERY FUND

                        Portfolio Management Discussion
Dear Shareholders,

Scudder Global Discovery Fund recorded a total return of -3.03% for the six months ended April 30, 1997. The unmanaged Salomon Brothers World Equity Extended Market Index (EMI), which is comprised of stocks with small market capitalizations from around the world, returned -0.3% for the same six-month period. This index measures the performance of the bottom 20% of stocks (based on market cap) around the world.


The period covered by this report was very difficult for small cap stocks, which are the issues that we primarily emphasize in the portfolio. Large cap stocks outperformed small cap stocks by a wide margin during this period. This is illustrated by comparing the 8.4% return of the unmanaged Salomon Primary Market Index (consisting of the largest 80% of stocks ranked by market capitalization) to the EMI. The most dramatic performance differential occurred in the United States where the returns of large cap stocks exceeded those of small caps by 12%, as represented by the S&P 500 and the Russell 2000, respectively. For the twelve months ended April 30, the difference between these two indices was a whopping 22%. We are pleased to report that in this environment your Fund, due to holding nearly two-thirds of assets overseas, was able to offset much of the devastation experienced in the U.S. small cap market.

                              Portfolio Highlights

Our approach to investing during this challenging period for stock prices was to look for selected long-term opportunities in areas experiencing significant difficulty. A global approach to investing in small companies makes this easier to accomplish. The positive performance of the stocks of financial companies outside of the U.S. was the major factor in offsetting U.S. losses in the portfolio. The Bank of Ireland, now your portfolio's largest holding, advanced by 37% and ranked second in positive contribution to the portfolio during the period. This company has been in the portfolio for five years, has increased in value from date of first purchase by 270%, and still carries an attractive price/earnings ratio of 13.3 times 1997 estimated earnings. Your portfolio's second largest holding, Germany's MLP, ranked first in performance contribution. MLP is a rapidly growing services firm specializing in providing financial products and planning to German professionals. It has found success by executing the dictum "know your customer." The stock gained 67% in the last six months as the perceived value of the company's prospects has increased dramatically. The company serves as a good example of the benefits of spotting early a long term growth business, as shares have increased in value by 1,166% since the Fund's first purchase in December of 1991.

Your Fund's holdings in Europe performed in a satisfactory manner with some of the strength offset by the surge in the dollar. We reduced the negative impact of currency weakness in those countries preparing for European Monetary Union by executing forward hedges. As of the end of the period the Fund had in place hedges on the U.K. pound, the Irish punt, the Swiss and French francs, and the Dutch guilder. As always, we hedge defensively and tactically; it is not a major thrust of portfolio strategy as our emphasis remains on stock selection.

                         6-SCUDDER GLOBAL DISCOVERY FUND

Stocks in Japan continued to be a drag on portfolio performance, although the Fund's results were significantly better than those recorded by the small cap index for that country. As in the United States, Japanese large cap stocks did much better than small cap stocks -- the Nikkei 225 Index returned -6.4% in U.S. dollars whereas the Nikkei OTC index recorded a 23.2% decline. We continued to narrow our focus in Japan, eliminating five companies from the portfolio in the process and redeploying some of those proceeds into existing holdings. Toward the end of the period the entire Japanese market recovered sharply and the Fund's holdings fully participated in the rally associated with smaller stocks. The portfolio's total holdings in Japan are now somewhat less than 10% of the Fund's total equity position. The sector focus within the country is primarily in export-oriented and specialty finance companies.

We added several U.S.-based technology companies to the portfolio over the six months including DuPont Photomasks Inc., Network Appliance Inc., Octel, Tech Data Corp., and Vitesse Semiconductor. We had trimmed our total exposure to the technology sector substantially about a year ago, thereby avoiding much of last summer's downturn. We increased our technology exposure gradually throughout the period, notwithstanding the poor stock performance of this sector in the early part of calendar 1997.

                              Favorable Outlook for
                                 Small Companies

Global macroeconomic and political factors are looking increasingly favorable for small companies around the world. The significant unemployment in the United States in the early 1990s has been largely absorbed by vibrant U.S. small companies, with unemployment now below 5%. Small companies in the United States are supported by a well established venture capital system, strong entrepreneurial drive, and advanced technology. However, in many other regions, particularly Europe, the unemployment created from large company restructuring has not yet been mitigated. The lack of an adequate small business formation infrastructure has left many who lost jobs without a place to find new work. Political leaders in countries suffering from this problem are starting to realize the importance of developing a base of growing small companies. This political realization is being driven by the social and financial pressures created by unemployment, as well as by observing the employment success of the United States. As a result, we expect over time a proliferation of small company investment possibilities in many markets where the opportunities are now quite limited.

Sincerely,
Your Portfolio Management Team

/s/Gerald J. Moran               /s/Sewall F. Hodges
Gerald J. Moran                  Sewall F. Hodges

/s/Elizabeth J. Allan            /s/Joan R. Gregory
Elizabeth J. Allan               Joan R. Gregory

                        7-SCUDDER GLOBAL DISCOVERY FUND

                    Investment Portfolio as of April 30, 1997

                                                                                                              Principal     Market
                                                                                                              Amount ($)   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 8.0%
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/97 at 5.375%, to be
  repurchased at $26,126,900 on 5/1/97, collateralized by a $17,010,000 U.S. Treasury                                     ----------
  Bond, 14%, 11/15/11 (Cost $26,123,000) ..................................................................   26,123,000  26,123,000
                                                                                                                          ----------
                                                                                                                  Shares
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks 92.0%
------------------------------------------------------------------------------------------------------------------------------------
Argentina 0.5%
Dalmine Siderca (Steel producer) ..........................................................................      776,200   1,630,256
                                                                                                                          ----------
Austria 0.5%
VAE Eisenbahnsysteme AG (Manufacturer of electronic railroad control systems) .............................       18,000   1,741,007
                                                                                                                          ----------
Bermuda 0.9%
Terra Nova (Bermuda) Holdings Ltd. "A" (Property, casualty and marine insurance and
  reinsurance company) ....................................................................................      157,900   2,960,625
                                                                                                                          ----------
Brazil 1.2%
Banco Bradesco S.A. (pfd.) (Commercial bank) ..............................................................  333,000,000   2,755,560
Lojas Renner S.A. (pfd.) (Specialty retailer of apparel, cosmetics, electronics, household appliances
  and furniture) ..........................................................................................   21,400,000   1,287,884
                                                                                                                          ----------
                                                                                                                           4,043,444
                                                                                                                          ----------
Canada 0.6%
Canadian 88 Energy Corp.* (Oil and natural gas exploration and production) ................................      384,500   1,651,100
Stressgen Biotechnologies Corp. "A"* (Developer of products for treatment of cancer and certain
  infectious diseases) ....................................................................................      105,000     274,289
                                                                                                                          ----------
                                                                                                                           1,925,389
                                                                                                                          ----------
Czech Republic 2.2%
Central European Media Enterprises Ltd. "A"* (Owner and operator of national and regional
  private commercial television stations in central Europe and Germany) ...................................      257,700   7,312,238
                                                                                                                          ----------
France 2.5%
Dassault Systemes S.A.* (Computer aided design, manufacturing and engineering
  software products) ......................................................................................       56,800   3,487,002
Essilor International (Manufacturer of various types of lenses, eyeglasses, contact lenses and
  optical measuring instruments) ..........................................................................       13,134   3,617,587
Group AB S.A.* (ADR) (Producer and distributor of television programming) .................................      150,000   1,087,500
                                                                                                                          ----------
                                                                                                                           8,192,089
                                                                                                                          ----------
Germany 5.7%
BHW Holding AG* (Mortgage banking, insurance and real estate investment) ..................................       37,500     623,467
Fresenius AG (pfd.) (Manufacturer and distributor of pharmaceutical and
  medical systems products) ...............................................................................       32,900   7,397,633

    The accompanying notes are an integral part of the financial statements.


                       8 -- SCUDDER GLOBAL DISCOVERY FUND

                                                                                                                            Market
                                                                                                                 Shares    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Fresenius AG Rights* ......................................................................................       32,900     127,251
Marschollek Lautenschlaeger und Partner AG (pfd.) (Leading independent life insurance
  company) ................................................................................................       41,800   8,445,663
Moebel Walther AG (pfd.) (Furniture retailer) .............................................................       45,500   2,101,313
                                                                                                                          ----------
                                                                                                                          18,695,327
                                                                                                                          ----------
Indonesia 0.5%
Kalbe Farma (Ordinary)* (Pharmaceutical producer and distributor) .........................................          280         277
Merck-Indonesia (Foreign registered) (Pharmaceutical company) (b) .........................................       96,500     655,247
Modern Photo Film Co. (Foreign registered) (Photographic film distributor) ................................      171,000     562,963
Mustika Ratu (Foreign registered) (Consumer cosmetics producer) (b) .......................................      173,000     204,681
Steady Safe Transportation Service (Operator of taxis and buses in Jakarta) ...............................          433         423
Unilever-Indonesia (Foreign registered) (Consumer products manufacturer) ..................................          743      14,906
                                                                                                                          ----------
                                                                                                                           1,438,497
                                                                                                                          ----------
Ireland 5.7%
Bank of Ireland PLC (Bank) ................................................................................      915,068   9,542,753
Irish Continental Group PLC (Transport of passengers, freight and containers between Ireland,
  the U.K. and the continent) .............................................................................      138,405   1,246,059
Irish Life PLC (Provider of life and disability insurance and pensions) ...................................      814,550   3,960,030
Irish Permanent PLC (Retail financial services group) .....................................................      118,889   1,106,035
Jury's Hotel Group PLC (Hotel operator) ...................................................................      486,255   2,663,132
                                                                                                                          ----------
                                                                                                                          18,518,009
                                                                                                                          ----------
Italy 3.9%
Bulgari SpA (Manufacturer and retailer of fine jewelry, luxury watches and perfumes) ......................      111,200   2,008,808
Gucci Group (New York Shares) (Designer and producer of personal luxury accessories
  and apparel) ............................................................................................       77,000   5,341,875
Saes Getters SpA di Risparmio (Manufacturer of getters, refined chemicals used in cathode-ray
  tubes and other monitors) ...............................................................................      208,300   1,884,490
Saipem SpA (International contractor in oil and gas exploration and drilling, construction of
  refineries and pipelines) ...............................................................................      748,000   3,529,836
                                                                                                                          ----------
                                                                                                                          12,765,009
                                                                                                                          ----------
Japan 8.7%
Albis Co Limited (Food wholesaler) ........................................................................       78,000     737,443
FCC Co., Ltd. (Manufacturer of motorcycle and automobile clutches) ........................................       41,800   1,146,063
Genki Sushi Co., Ltd. (North Kanto-based fast-food sushi chain) ...........................................        8,600     102,651
Matsumotokiyoshi (Operator of supermarket chain) ..........................................................      111,500   3,469,963
Nichiei Co., Ltd. (Finance company for small and medium-sized firms) ......................................       63,000   5,062,832
Nippon Electric Glass Co., Ltd. (Leading producer of cathode-ray tube glass) ..............................      129,000   1,981,879

    The accompanying notes are an integral part of the financial statements.


                       9 -- SCUDDER GLOBAL DISCOVERY FUND

                                                                                                                            Market
                                                                                                                 Shares    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Riso Kagaku Corp. (Manufacturer of copying machines) ......................................................       50,900   3,007,682
Sagami Chain Co., Ltd. (Operator of noodle restaurant chain) ..............................................       82,000     956,155
Shohkoh Fund & Co., Ltd. (Finance company for small and medium-sized firms) ...............................       28,000   6,573,961
Square Co., Ltd. (Producer of software for video games) ...................................................      108,200   4,645,972
Sundrug Co., Ltd. (Operator of outlet drug store chain) ...................................................       36,000     575,773
                                                                                                                          ----------
                                                                                                                          28,260,374
                                                                                                                          ----------
Korea 0.2%
Korea 1990 Trust IDR* (Investment company) (c) ............................................................      180,000     675,000
                                                                                                                          ----------
Luxembourg 1.7%
Millicom International Cellular S.A.* (Developer and operator of cellular telephone networks) .............      118,600   5,396,300
                                                                                                                          ----------
Malaysia 1.2%
Arab Malaysian Finance Bhd. (Foreign registered) (Licensed finance company) ...............................      137,000     300,139
Arab-Malaysian Corp. (Investment holding company with interests in financial services,
  infrastructure and property) ............................................................................      842,000   3,488,070
                                                                                                                          ----------
                                                                                                                           3,788,209
                                                                                                                          ----------
Mexico 0.9%
Grupo Casa Autrey S.A. (ADR) (Consumer specialty manufacturer) ............................................      166,600   2,894,675
                                                                                                                          ----------
Netherlands 2.8%
De Telegraaf Holding NV (Leading publisher of newspapers, magazines and books) ............................       69,600   1,428,352
IHC Caland NV (Dredging and offshore services) ............................................................      132,600   6,544,621
Qiagen NV* (Biopharmaceutical company) ....................................................................       37,400   1,299,650
                                                                                                                          ----------
                                                                                                                           9,272,623
                                                                                                                          ----------
Poland 0.4%
Pioneer Poland Fund* (Closed-end investment company) (b) (d) ..............................................            3   1,399,642
                                                                                                                          ----------
Portugal 3.0%
Jeronimo Martins S.A. (Food producer and retailer) ........................................................      137,520   8,222,894
Jeronimo Martins S.A. Warrants* ...........................................................................       11,460     207,549
Telecel-Comunicacoes Pessoais, S.A.* (Cellular communication services) ....................................       17,316   1,490,373
                                                                                                                          ----------
                                                                                                                           9,920,816
                                                                                                                          ----------
Singapore 0.4%
GP Batteries International, Ltd. (Developer, manufacturer and distributor of batteries and
  battery-related products) ...............................................................................      400,000   1,180,000
                                                                                                                          ----------
Sweden 2.0%
Autoliv AB (Manufacturer of automobile safety bags) .......................................................      180,500   6,567,819
                                                                                                                          ----------
Switzerland 1.5%
Phoenix Mecano AG (Bearer) (Manufacturer of housings and components for computers) ........................        3,537   1,620,275

    The accompanying notes are an integral part of the financial statements.


                       10 -- SCUDDER GLOBAL DISCOVERY FUND

                                                                                                                            Market
                                                                                                                 Shares    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Schindler Holdings AG (PC) (Leading elevator and escalator manufacturer) ..................................        2,650   3,210,214
                                                                                                                          ----------
                                                                                                                           4,830,489
                                                                                                                          ----------
Thailand 0.1%
American Standard Sanitaryware (Foreign registered) (Manufacturer of bathroom fixtures) (b) ...............       28,200     349,767
Bangkok Dusit Medical Services Co., Ltd. (Health services) ................................................           99         127
                                                                                                                          ----------
                                                                                                                             349,894
                                                                                                                          ----------
United Kingdom 8.5%
Avis Europe PLC* (Car rental services) ....................................................................      341,000     745,813
Brake Brothers PLC (Specialist supplier of frozen foods to the catering industry) .........................      180,300   1,466,362
Expro International Group PLC (Provider of oilfield services) .............................................      325,700   2,532,799
Hardy Oil & Gas PLC (Oil and gas exploration and development) .............................................      649,300   3,271,504
Provident Financial PLC (Personal finance group) ..........................................................      691,700   6,432,375
Serco Group PLC (Facilities management company) ...........................................................      703,700   7,638,429
Tibbett and Britten Group PLC (Transportation services for manufacturing and retail industries) ...........      574,100   5,720,110
                                                                                                                          ----------
                                                                                                                          27,807,392
                                                                                                                          ----------
United States 36.4%
Aptargroup, Inc. (Manufacturer of packaging equipment components) .........................................       97,100   3,884,000
Axogen Ltd. Units* (Future development of therapeutic products for treatment
  of neurological disorders) ..............................................................................      106,100   2,705,550
BE Aerospace* (Airline audio/video control systems) .......................................................       84,400   2,078,350
Barrett Resources Corp.* (Oil and gas exploration and production) .........................................       74,000   2,423,500
Benton Oil & Gas Co.* (Oil and gas exploration, development and production) ...............................      200,000   2,925,000
Billing Information Concepts* (Billing and information management services) ...............................      275,500   6,577,563
CapMAC Holdings Inc. (Provider of financial guaranty insurance) ...........................................      133,300   3,465,800
Cintas Corp. (Uniform rentals) ............................................................................       45,000   2,463,750
Consolidated Freightways Corp.* (Less-than-truckload shipping services) ...................................      235,700   2,592,700
ContiFinancial Corp.* (Provider of financing for a broad range of loans) ..................................       90,900   2,613,375
CytoTherapeutics, Inc.* (Developer of therapeutic products for treatment of certain chronic
  and disabling diseases) .................................................................................       80,000     520,000
DuPont Photomasks, Inc.* (Manufacturer of photomasks used in semiconductor production) ....................       80,100   3,834,788
Enron Global Power & Pipelines L.L.C. (Owner and manager of power plants and a natural gas
  pipeline system) ........................................................................................       14,900     439,548
Fiserv Inc.* (Data processing services) ...................................................................      120,775   4,559,256
HBO & Company, Inc. (Designer of computerized information systems to the
  healthcare industry) ....................................................................................      111,200   5,949,200
Hertz Corp.* (Leading car rental company) .................................................................       19,100     553,900
IGEN Inc.* (Producer of medical supplies) .................................................................      278,900   1,638,538

    The accompanying notes are an integral part of the financial statements.


                       11 -- SCUDDER GLOBAL DISCOVERY FUND

                                                                                                                            Market
                                                                                                                 Shares    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Karrington Health, Inc* (Owner and operator of private pay assisted living residences) ....................      144,900   1,593,900
Matrix Pharmaceutical, Inc.* (Developer of site-specific treatments for cancer and serious
  skin diseases) ..........................................................................................       81,100     466,325
Midwest Express Holding, Inc.* (Operator of passenger airline catering to business travelers) .............       60,000   2,475,000
Network Appliance, Inc.* (Designer and manufacturer of network data storage devices) ......................      202,200   5,889,075
Neurogen Corp.* (Developer of biopharmaceuticals for treatment of psychiatric and
  neurological disorders) .................................................................................      100,000   1,425,000
OccuSystems Inc.* (Provider of primary care physician and case management services) .......................      148,100   3,054,563
Octel Communications Corp. (Manufacturer of voice processing systems) .....................................      373,900   6,075,875
PHAMIS, Inc.* (Developer and installer of patient-centered healthcare information systems) ................      100,000   1,775,000
R.P. Scherer Corp.* (Manufacturer of drug delivery system) ................................................       72,300   3,325,800
Raytel Medical Corp.* (Provider of healthcare services) ...................................................      190,900   1,598,788
Ribozyme Pharmaceuticals, Inc.* (Developer of human therapeutics) .........................................      100,000   1,200,000
Rofin-Sinar Technologies Inc.* (Manufacturer of laser products used for cutting and welding) ..............      214,200   3,186,225
Sitel Corp. (Nebraska based telemarketing company for major credit card and
  insurance companies) ....................................................................................      129,000   1,273,875
Sterling Commerce, Inc.* (Producer of electronic data interchange products and services) ..................      198,134   5,126,717
Sterling Software Inc.* (Computer software products) ......................................................      119,700   3,650,850
Stillwater Mining Co.* (Exploration and development of mines in Montana producing platinum,
  palladium and associated metals) ........................................................................       48,600     978,075
Suiza Foods Corp.* (Food distributor) .....................................................................       52,300   1,497,088
Tech Data Corp.* (Distributor of microcomputers, hardware and software) ...................................      100,000   2,450,000
Thomas Nelson, Inc. (Publisher) ...........................................................................      109,062     995,191
Tiffany & Co. (Retailer of jewelry and gift items) ........................................................      100,000   3,962,500
Total Renal Care Holdings* (Provides dialysis services for sufferers of chronic kidney failure) ...........       87,200   2,801,300
Triton Energy Ltd.* (Independent oil and gas exploration and production company) ..........................      110,800   4,071,900
Vincam Group Inc.* (Provider of solutions to complexities and costs of employment
  and personnel) ..........................................................................................       20,000     650,000
Vitesse Semiconductor Corp. (Manufacturer of digital integrated circuits) .................................      168,900   5,320,350
Vivra, Inc.* (Provider of dialysis services) ..............................................................      128,350   3,321,056
Wandel & Goltermann Technologies, Inc.* (Manufacturer of test, measurement, diagnostic and
  monitoring products for local and wide area networks) ...................................................      118,200   1,460,878
                                                                                                                         -----------
                                                                                                                         118,850,149
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $238,237,581)                                                                                  300,415,272
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $264,360,581) (a)                                                              326,538,272
------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       12 -- SCUDDER GLOBAL DISCOVERY FUND

--------------------------------------------------------------------------------
  (a) The cost for federal income tax purposes was $266,838,005. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $59,700,267. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $83,841,863 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $24,141,596.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $2,609,337 (0.79% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1997 aggregated $2,741,615.

  (c) 1,000 shares = 1 IDR unit for Korea 1990 Trust.

  (d) Market value and cost reflect full payment. The remaining installments which total $738,750 will be payable upon thirty days prior notice from Pioneering Management Limited.

    * Non-income producing security.

    The accompanying notes are an integral part of the financial statements.


                       13 -- SCUDDER GLOBAL DISCOVERY FUND

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of April 30, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $264,360,581) ................     $ 326,538,272
                 Cash .................................................................               795
                 Foreign currency, at value (cost $478,190) ...........................           477,370
                 Unrealized appreciation on forward currency exchange contracts .......         1,569,817
                 Receivable for investments sold ......................................         1,227,149
                 Receivable for Fund shares sold ......................................           119,351
                 Dividends and interest receivable ....................................           515,018
                 Foreign taxes recoverable ............................................            50,403
                 Other assets .........................................................             6,581
                                                                                            --------------
                 Total assets .........................................................       330,504,756
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ....................................           605,252
                 Payable for Fund shares redeemed .....................................           375,575
                 Accrued management fee ...............................................           302,175
                 Other payables and accrued expenses ..................................           962,873
                 Net payable on forward exchange ......................................             5,378
                                                                                            --------------
                 Total liabilities ....................................................         2,251,253
                 -----------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 328,253,503
                 -----------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income .........        (4,031,168)
                 Unrealized appreciation on:
                    Investments .......................................................        62,177,691
                    Foreign currency related transactions .............................         1,558,470
                 Accumulated net realized gain ........................................         1,505,135
                 Paid-in capital ......................................................       267,043,375
                 -----------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 328,253,503
                 -----------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share ($328,253,503 /
                    17,390,898 shares of capital stock outstanding, $.01 par value,         --------------
                    100,000,000 shares authorized) ....................................            $18.88
                                                                                            --------------

    The accompanying notes are an integral part of the financial statements.


                       14 -- SCUDDER GLOBAL DISCOVERY FUND

                             Statement of Operations
                         six months ended April 30, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $112,143) ................     $   1,111,270
                 Interest .............................................................           770,065
                                                                                            --------------
                                                                                                1,881,335
                 Expenses:
                 Management fee .......................................................         1,949,834
                 Services to shareholders .............................................           617,207
                 Custodian and accounting fees ........................................           210,945
                 Directors' fees and expenses .........................................            18,547
                 Reports to shareholders ..............................................            63,696
                 Auditing .............................................................            17,895
                 Legal ................................................................             8,950
                 Registration fees ....................................................             7,720
                 Other ................................................................            17,492
                                                                                            --------------
                                                                                                2,912,286
                 -----------------------------------------------------------------------------------------
                 Net investment loss                                                           (1,030,951)
                 -----------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain from:
                 Investments ..........................................................           340,384
                 Foreign currency related transactions ................................         1,313,913
                                                                                            --------------
                                                                                                1,654,297
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..........................................................       (12,645,905)
                 Foreign currency related transactions ................................         1,141,377
                                                                                            --------------
                                                                                              (11,504,528)
                 -----------------------------------------------------------------------------------------
                 Net loss on investment transactions                                           (9,850,231)
                 -----------------------------------------------------------------------------------------
                 Net decrease in net assets resulting from operations                       $ (10,881,182)
                 -----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       15 -- SCUDDER GLOBAL DISCOVERY FUND

                       Statements of Changes in Net Assets

                                                                                 Six Months         Year
                                                                                    Ended           Ended
                                                                                  April 30,      October 31,
Increase (Decrease) in Net Assets                                                   1997            1996
------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment loss ........................................   $ (1,030,951)   $   (573,365)
                 Net realized gain from investment transactions .............      1,654,297      16,936,926
                 Net unrealized appreciation (depreciation) on investment
                    transactions during the period ..........................    (11,504,528)     37,065,126
                                                                                --------------  --------------
                 Net increase (decrease) in net assets resulting from
                    operations ..............................................    (10,881,182)     53,428,687
                                                                                --------------  --------------
                 Distributions to shareholders from:
                    Net investment income ...................................     (2,252,546)     (2,817,790)
                                                                                --------------  --------------
                    Net realized gains ......................................    (14,901,384)     (6,128,748)
                                                                                --------------  --------------
                 Fund share transactions:
                 Proceeds from shares sold ..................................     55,751,786     140,375,546
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ...........................     16,335,810       8,373,037
                 Cost of shares redeemed ....................................    (66,628,961)    (97,489,394)
                                                                                --------------  --------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ............................................      5,458,635      51,259,189
                                                                                --------------  --------------
                 Increase (decrease) in net assets ..........................    (22,576,477)     95,741,338
                 Net assets at beginning of period ..........................    350,829,980     255,088,642
                                                                                --------------  --------------
                 Net assets at end of period (including accumulated
                    distributions in excess of net investment income of         --------------  --------------
                    $4,031,168 and $747,671, respectively) ..................   $328,253,503    $350,829,980
                                                                                --------------  --------------
Other Information
------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..................     17,152,364      14,547,124
                                                                                --------------  --------------
                 Shares sold ................................................      2,785,726       7,361,025
                 Shares issued to shareholders in reinvestment of
                    distributions ...........................................        829,650         487,939
                 Shares redeemed ............................................     (3,376,842)     (5,243,724)
                                                                                --------------  --------------
                 Net increase (decrease) in Fund shares .....................        238,534       2,605,240
                                                                                --------------  --------------
                 Shares outstanding at end of period ........................     17,390,898      17,152,364
                                                                                --------------  --------------

    The accompanying notes are an integral part of the financial statements.


                       16 -- SCUDDER GLOBAL DISCOVERY FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                             For the Period
                                                                                                              September 10,
                                                                                                                  1991
                                          Six Months                                                         (commencement
                                             Ended                   Years Ended October 31,                 of operations)
                                           April 30,                                                         to October 31,
                                           1997 (a)    1996 (a)     1995       1994      1993       1992          1991
==============================================================================================================================
Net asset value, beginning of period ....  $20.45        $17.54    $16.27     $16.14     $12.05    $11.92        $12.00
Income from investment operations:        ------------------------------------------------------------------------------------
Net investment income (loss) ............    (.06)         (.04)     (.03)      (.02)       .04       .07           .01
Net realized and unrealized gain (loss)
   on investment transactions ...........    (.52)         3.59      1.38        .48       4.24       .08          (.09)
                                          ------------------------------------------------------------------------------------
Total from investment operations ........    (.58)         3.55      1.35        .46       4.28       .15          (.08)
                                          ------------------------------------------------------------------------------------
Less distributions:
From net investment income ..............    (.13)         (.20)       --         --       (.07)     (.02)           --
In excess of net investment income ......      --            --        --       (.18)        --        --            --
From net realized gains on investment ...
   transactions .........................    (.86)         (.44)     (.08)      (.15)      (.12)       --            --
                                          ------------------------------------------------------------------------------------
Total distributions .....................    (.99)         (.64)     (.08)      (.33)      (.19)     (.02)           --
                                          ------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------
Net asset value, end of period ..........  $18.88        $20.45    $17.54     $16.27     $16.14    $12.05         $11.92
                                          ------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ........................   (3.03)**      20.97      8.32       2.80      36.04      1.26           (.67)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..     328           351       255        256        198        55              9
Ratio of operating expenses, net to
   average daily net assets (%) .........    1.66*         1.60      1.69       1.70       1.50      1.50           1.50*
Ratio of operating expenses before
   expense reductions, to average daily
   net assets (%) .......................    1.66*         1.60      1.69       1.76       2.01      2.53          15.34*
Ratio of net investment income (loss) to
   average daily net assets (%) .........    (.59)*        (.20)     (.12)      (.28)       .53       .78           2.47*
Portfolio turnover rate (%) .............    45.1*         63.0      43.7       45.8       54.6      23.4             --
Average commission rate paid (b) ........  $.0339        $.0026    $   --     $   --     $   --    $   --         $   --

(a)  Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
*    Annualized
**   Not annualized


                       17 -- SCUDDER GLOBAL DISCOVERY FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Global Discovery Fund (the "Fund"), formerly Scudder Global Small Company Fund, is a diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.


                       18 -- SCUDDER GLOBAL DISCOVERY FUND

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the six months ended April 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $77,106,553 and $72,683,786, respectively.


                       19 -- SCUDDER GLOBAL DISCOVERY FUND

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended April 30, 1997, the fee pursuant to the Agreement amounted to $1,949,834.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Included in services to shareholders is $453,880 charged to the Fund by SSC for the six months ended April 30, 1997, of which $68,722 is unpaid at April 30, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by STC aggregated $96,193, of which $15,083 is unpaid at April 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by SFAC aggregated $103,306, of which $16,971 is unpaid at April 30, 1997.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1997, Directors' fees and expenses aggregated $18,547.

                                 D. Commitments

As of April 30, 1997, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $1,569,817.

                                                                                              Net Unrealized
                                                                                               Appreciation
                                                                            Settlement        (Depreciation)
       Contracts to Deliver                    In Exchange For                 Date              (U.S.$)
------------------------------------   --------------------------------   ---------------  ---------------------
German Marks             13,760,800    U.S. Dollars          8,345,291       5/12/97             395,765
British Pounds            8,584,600    U.S. Dollars         13,962,637       5/12/97              57,118
Netherland Guilders      19,580,830    U.S. Dollars         10,559,688       5/12/97             506,507
French Francs            24,248,000    U.S. Dollars          4,295,483       5/14/97             138,704
Irish Punts               4,729,000    U.S. Dollars          7,495,701       5/14/97             402,204
Swiss Francs              3,281,000    U.S. Dollars          2,299,229       5/14/97              69,519
                                                                                               ---------
                                                                                               1,569,817
                                                                                               =========


                       20 -- SCUDDER GLOBAL DISCOVERY FUND

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                       21 -- SCUDDER GLOBAL DISCOVERY FUND

                        Report of Independent Accountants

To the Board of Directors of Scudder Global Fund, Inc. and to the Shareholders of Scudder Global Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Global Discovery Fund (formerly Scudder Global Small Company Fund) including the investment portfolio, as of April 30, 1997, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1996, and the financial highlights for the six months ended April 30, 1997, for each of the five years in the period ended October 31, 1996, and for the period September 10, 1991 (commencement of operations) to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Global Discovery Fund as of April 30, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1996, and the financial highlights for the six months ended April 30, 1997, for each of the five years in the period ended October 31, 1996, and for the period September 10, 1991 (commencement of operations) to October 31, 1991 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
June 12, 1997


                       22 -- SCUDDER GLOBAL DISCOVERY FUND

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                                   This Page
                                 intentionally
                                   left blank

                        23-SCUDDER GLOBAL DISCOVERY FUND

                             Officers and Directors

Daniel Pierce*
Chairman of the Board, Director, and Vice President

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and Consultant

Sheryle J. Bolton
Director; Consultant

Thomas J. Devine
Director; Consultant

William H. Gleysteen, Jr.
Director; Consultant

Dudley H. Ladd*
Director

William H. Luers
Director; President, The Metropolitan Museum of Art

Robert G. Stone, Jr.
Honorary Director; Chairman Emeritus and Director, Kirby Corporation

Robert W. Lear
Honorary Director; Executive-in-Residence, Visiting Professor,
Columbia University Graduate School of Business

Adam Greshin*
Vice President

Susan E. Gray*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

M. Isabel Saltzman*
Vice President

David S. Lee*
Vice President and Assistant Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Vice President and Assistant Secretary

*Scudder, Stevens & Clark, Inc.

                        24-SCUDDER GLOBAL DISCOVERY FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund*
  Scudder Massachusetts Limited Term Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan*+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The First Iberian Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder World Income Opportunities Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                        25-SCUDDER GLOBAL DISCOVERY FUND

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    AutoBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    AutoSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        26-SCUDDER GLOBAL DISCOVERY FUND


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
          individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Funds Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Conservative, Balanced, Growth, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.
------------------------------------------------------------------------------------------------------------------------------
          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                        27-SCUDDER GLOBAL DISCOVERY FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors

SCUDDER

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